                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                 DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND CLASS A
                    FOR THE 30-DAY PERIOD ENDED DECEMBER 31, 1997


                              6
YIELD  =  2{[((a-b)/cd)+1] -1}


Where: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
        d = The maximum offering price per share on the last day of the period.

                                                6
YIELD  =  2{[((654-117)/12508.574*13.46)+1] -1}

                                   3.86%


                                             TAX EQUIVALENT YIELD

TAX EQUIVALENT YIELD = SEC Yield - (1 - stated tax rate)
                                   = 3.86% / (1-.4522)
                                              7.05%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           CALIFORNIA TAX-FREE INCOME FUND(A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                  (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97   TOTAL RETURN        YEARS - n                   TOTAL RETURN - T
-------------    -----------  --------------      -----------                 ----------------
 28-Jul-97          $984.50      -1.55%                 0.43                      NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -------------------   -----------------           ----------------
 28-Jul-97        $1,028.20                  2.82%                       0.43                   NA


(D)        GROWTH OF $10,000*
(E)        GROWTH OF $50,000*
(F)        GROWTH OF $100,000*

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION


                 TOTAL                  (D)   GROWTH OF       (E)   GROWTH OF             (D)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------           --------------------  ----------------------      -----------------------
 28-Jul-97             2.82                $9,845                     $49,611                    $99,992

*INITIAL INVESTMENT $9,575, $48,250 & 97,250 RESPECTIVELY REFLECTS A 4.25%, 3.5% & 2.75% SALES CHARGE

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                 DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND CLASS B
                    FOR THE 30-DAY PERIOD ENDED DECEMBER 31, 1997


                              6
YIELD  =  2{[((a-b)/cd)+1] -1}


Where: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
        d = The maximum offering price per share on the last day of the period.

                                                                6
YIELD  =  2{[((3,708,260-993,497)/70,777,891.613*12.92)+1] -1}

                                           3.59%


                                                  TAX EQUIVALENT YIELD

TAX EQUIVALENT YIELD = SEC Yield - (1 - stated tax rate)
                                   = 3.59% / (1-.4522)
                                             6.55%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           CALIFORNIA TAX-FREE INCOME FUND(B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                 (A)
  $1,000         ERV AS OF             NUMBER OF             AVERAGE ANNUAL
INVESTED - P      31-Dec-97            YEARS - n             TOTAL RETURN - T
-------------    -----------           -----------           ----------------------
 31-Dec-96        $1,025.10                  1.00                        2.51%

 31-Dec-92        $1,310.00                  5.00                        5.55%

 31-Dec-87        $2,034.70                 10.00                        7.36%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                          (C)                                                (B)
  $1,000         EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -----------           -----------------           ------------------------
 31-Dec-96        $1,075.10                  7.51%                          1                       7.51%

 31-Dec-92        $1,330.00                 33.00%                          5                       5.87%

 31-Dec-87        $2,034.70                103.47%                      10.00                       7.36%

(E)        GROWTH OF $10,000
(F)        GROWTH OF $50,000
(G)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

                                       (E)                     (F)                         (G)
$10,000          TOTAL                 GROWTH OF               GROWTH OF                   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT - G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
-----------      -----------           -------         ------  -------              -----  --------              -----
 11-Jul-84           198.84               $29,884                    $149,420                   $298,840

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                 DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND CLASS C
                    FOR THE 30-DAY PERIOD ENDED DECEMBER 31, 1997


                              6
YIELD  =  2{[((a-b)/cd)+1] -1}


Where: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
        d = The maximum offering price per share on the last day of the period.

                                                      6
YIELD  =  2{[((12,844-3,448)/244,992.971*12.92)+1] -1}

                                       3.59%


                                             TAX EQUIVALENT YIELD

TAX EQUIVALENT YIELD = SEC Yield - (1 - stated tax rate)
                                   = 3.59% / (1-.4522)
                                             6.55%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           CALIFORNIA TAX-FREE INCOME FUND(C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                                  (A)
  $1,000         ERV AS OF     AGGREGATE          NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97   TOTAL RETURN        YEARS - n                   TOTAL RETURN - T
-------------    -----------  --------------      -----------                 ----------------
 28-Jul-97        $1,018.00       1.80%                 0.43                      NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)




                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                          (C)                                            (B)
  $1,000          EV AS OF             TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   TOTAL RETURN - t
-------------    -----------           -------------------   -----------------           ----------------
 28-Jul-97        $1,028.00                  2.80%                       0.43                   NA


(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

                 TOTAL                  (D)   GROWTH OF       (E)   GROWTH OF             (D)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT-G  $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------           --------------------  ----------------------      -----------------------
 28-Jul-97             2.80               $10,280                     $51,400                   $102,800

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                 DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND CLASS D
                    FOR THE 30-DAY PERIOD ENDED DECEMBER 31, 1997


                              6
YIELD  =  2{[((a-b)/cd)+1] -1}


Where: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
        d = The maximum offering price per share on the last day of the period.

                                                      6
YIELD  =  2{[((12,844-3,448)/244,992.971*12.92)+1] -1}

                                      4.35%


                                                       TAX EQUIVALENT YIELD

TAX EQUIVALENT YIELD = SEC Yield - (1 - stated tax rate)
                                   = 4.35% / (1-.4522)
                                             7.94%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           CALIFORNIA TAX-FREE INCOME FUND(D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                             _                                  _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
            EV = ENDING VALUE
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN

                                          (A)                                                    (B)
  $1,000         EV AS OF              TOTAL                 NUMBER OF                   AVERAGE ANNUAL
INVESTED - P      31-Dec-97            RETURN - TR           YEARS - n                   COMPOUND RETURN - t
-------------    -----------           -----------           -----------------           ------------------------
 28-Jul-97        $1,031.80                  3.18%                       0.43                   NA

(C)        GROWTH OF $10,000
(D)        GROWTH OF $50,000
(E)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

$10,000          TOTAL                  (C)   GROWTH OF       (D)   GROWTH OF             (E)   GROWTH OF
INVESTED - P     RETURN - TR           $10,000 INVESTMENT- G $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
-----------      -----------           -------------------------------------------       -------------------------
 28-Jul-97             3.18               $10,318                     $51,590                   $103,180